ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited)

September 30, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital
Investment Funds

Commodity Trading Advisors - Managed Futures
Two Sigma Absolute Return Macro Enhanced Fund, LP	4/1/2016	$7,525,000	$8,386,235	4.85%

Total Commodity Trading Advisors - Managed Futures		7,525,000	8,386,235	4.85

Distressed
VR Global Onshore Fund, L.P.	10/1/2016	8,066,431	8,095,348	4.68

Total Distressed		8,066,431	8,095,348	4.68

Equity Long/Short - High Hedge
Deep Basin Long-Short Fund LP	11/1/2018	5,900,000	5,760,419	3.33
Holocene Advisors Fund LP	5/1/2017	9,075,000	11,632,071	6.73
Magnetar Equity Opportunities Fund LLC	2/1/2011	985,541	4,798,016	2.78
Millennium USA, L.P.	8/1/2008	3,374,814	6,626,849	3.83

Total Equity Long/Short - High Hedge		19,335,355	28,817,355	16.67

Equity Long/Short - Opportunistic
Castle Hook Fund LP	11/1/2016	2,707,819	2,475,783	1.43
Pelham Long/Short Fund LP	11/1/2009	6,025,318	9,143,119	5.29
Pleiad Asia Onshore Feeder Fund	8/1/2015	4,978,600	5,396,694	3.13

Total Equity Long/Short - Opportunistic		13,711,737	17,015,596	9.85

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	6,707,285	7,031,164	4.07

Total Fixed Income Arbitrage		6,707,285	7,031,164	4.07

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

September 30, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital
Investment Funds (continued)

Macro
AKAZ Onshore Fund LP	11/1/2018	$2,525,091	$2,221,774	1.29%
Autonomy Global Macro Fund L.P.	11/1/2012	5,659,950	7,973,378	4.61
Brevan Howard US Rates Opportunities Fund L.P	12/1/2018	1,800,000	1,690,320	0.98
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	3,400,064	6,340,592	3.67
Element Capital US Feeder Fund LLC	4/1/2017	7,667,192	9,180,930	5.31
Rokos Global Macro Fund LP	11/1/2015	3,253,497	3,927,942	2.27
X2 Opportunistic Debt Fund, LLC	3/1/2017	5,694,940	7,748,833	4.49

Total Macro		30,000,734	39,083,769	22.62

Mortgage Arbitrage
Tilden Park Investment Fund LP	4/1/2012	3,353,721	8,013,380	4.64

Total Mortgage Arbitrage		3,353,721	8,013,380	4.64

Multi-Strategy
Citadel Wellington LLC	7/1/2002	5,577,671	17,408,175	10.07
QVT SLV Onshore Ltd	3/1/2012	97,984	202,400	0.12

Total Multi-Strategy		5,675,655	17,610,575	10.19

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

September 30, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital
Investment Funds (continued)

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	$9,325,000	$14,700,451	8.50%
Two Sigma Spectrum U.S. Fund, LP	4/1/2010	13,577,156	26,351,462	15.25

Total Statistical Arbitrage		22,902,156	41,051,913	23.75

Total Investments in Investment Funds		$117,278,074	175,105,335	101.32

Liabilities in excess of Other Assets			(2,275,995)	(1.32)

Total Partners’ Capital			$172,829,340	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

September 30, 2019

Strategy Allocation	Percent of Partners’ Capital
Statistical Arbitrage	23.75%
Macro	22.62
Equity Long/Short - High Hedge	16.67
Multi-Strategy	10.19
Equity Long/Short - Opportunistic	9.85
Commodity Trading Advisors - Managed Futures	4.85
Distressed	4.68
Mortgage Arbitrage	4.64
Fixed Income Arbitrage	4.07

Total Investments in Investment Funds	101.32%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Directors (the “Board”) of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Partnership’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Partnership’s interest in such Investment Fund, consistent with the Partnership’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Funds of Hedge Funds and Alternative Lending Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Partnership’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an Investment Fund, using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Partnership’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Partnership been available.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Partnership would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Partnership uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Partnership’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Partnership’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Partnership are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Partnership to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Partnership’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2019 to September 30, 2019, the Partnership did not have any transfers between Levels 1, 2, or 3.

As of September 30, 2019, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.